UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Soliciting Materials Pursuant to §240.14a-12

Pernix Therapeutics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERNIX THERAPEUTICS HOLDINGS, INC.

33219 Forest West Street

Magnolia, Texas 77354

June 11, 2010

To Our Stockholders:

You are cordially invited to join us at our 2010 Annual Meeting of Stockholders to be held at the Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, Chicago, Illinois 60611, on July 22, 2010 at 9:00 a.m., local time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/PTX.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at the 2010 Annual Meeting.

This year, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder. We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our Annual Meeting. In accordance with these rules, we have sent a Notice of Internet Availability to our stockholders who have not previously elected to receive a printed set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2010 Annual Meeting.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting. Please vote your shares online or by telephone or, if you requested and received a printed set of proxy materials by mail, by returning the accompanying proxy card. Further instructions on how to vote your shares can be found in our Proxy Statement.

Thank you for your support of our company.

Sincerely,

Cooper C. Collins President and Chief Executive Officer

PERNIX THERAPEUTICS HOLDINGS, INC.

33219 Forest West Street

Magnolia, Texas 77354

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2010 Annual Meeting of the Stockholders of Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), will be held at the Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, Chicago, Illinois 60611, on July 22, 2010 at 9:00 a.m., local time, to vote upon the following matters:

•

to elect five directors for a term of one year;

•

to approve the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan;

•

to ratify the selection of Cherry, Bekaert & Holland L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•

to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on June 2, 2010 are entitled to notice of, and to vote at, the 2010 Annual Meeting.

This year, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on June 11, 2010, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of June 2, 2010, and posted our proxy materials on our website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Your vote is important. If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors

Cooper C. Collins President and Chief Executive Officer

Magnolia, Texas

June 11, 2010

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF OUR PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 22, 2010.

This proxy statement and our 2010 annual report are available at https://www.iproxydirect.com/PTX

TABLE OF CONTENTS
Description Page

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1

RECENT CHANGE OF CONTROL OF REGISTRANT – INFORMATION REGARDING THE

REVERSE MERGER WHICH CLOSED ON MARCH 9, 2010

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

5

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

6

ELECTION OF DIRECTORS (PROPOSAL 1)

7

CORPORATE GOVERNANCE

11

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

12

DIRECTOR COMPENSATION

16

EXECUTIVE OFFICERS

18

EXECUTIVE COMPENSATION

19

FISCAL 2009 SUMMARY COMPENSATION TABLES

19

OUTSTANDING EQUITY AWARDS

22

EQUITY COMPENSATION PLAN INFORMATION

23

PROPOSAL TO APPROVE THE PERNIX THERAPEUTICS HOLDINGS, INC. 2010 EMPLOYEE

STOCK PURCHASE PLAN (PROPOSAL 2)

24

AUDIT COMMITTEE REPORT

28

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM (PROPOSAL 3)

29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

30

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

30

OTHER MATTERS

31

APPENDIX: PERNIX THERAPEUTICS HOLDINGS, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN

PERNIX THERAPEUTICS HOLDINGS, INC.

33219 Forest West Street

Magnolia, Texas 77354

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these proxy materials?

A:

You are receiving these proxy materials because you owned shares of common stock of our company, Pernix Therapeutics Holdings, Inc. (the “Company”), at the close of business on June 2, 2010, and, therefore, are eligible to vote at the Company’s 2010 annual meeting of stockholders (the “2010 Annual Meeting”). Our board of directors (the “Board”) is soliciting your proxy to vote at the 2010 Annual Meeting.

Q:	Why did I receive the one-page Notice of Internet Availability of Proxy Materials?

A:

Since we are providing proxy materials to you primarily via the Internet, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy. The Notice of Internet Availability of Proxy Materials was mailed to stockholders beginning June 11, 2010 and it directs you to a website where you can view our proxy materials, including the proxy statement and our annual report. If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

Q:	On what matters will I be voting?

A:

At the 2010 Annual Meeting, our stockholders will be asked (1) to elect each of our directors to serve a one-year term, (2) to approve the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan, and (3) to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2010.

The Board does not know of any matters to be presented at our 2010 Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Q:	Where and when will the meeting be held?

A:	The 2010 Annual Meeting will be held at the Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, Chicago, Illinois 60611, on July 22, 2010 at 9:00 a.m., local time.

Q:	How can I obtain directions to the meeting?

A:	For directions to the location of our 2010 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/PTX.

Q:	Who is soliciting my proxy?

A:

Our Board is soliciting your proxy to vote at our 2010 Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

Q:	How many votes may I cast?

A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?

A:

Our common stock is the only class of security outstanding and entitled to vote at our 2010 Annual Meeting. As of the record date, we had 24,658,594 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the meeting?

A:	Our bylaws provide that 50% of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Internet Availability of Proxy Materials has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

A:

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and to approve an employee stock purchase plan are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

Q:	What vote is required to approve each item?

A:

Election of Directors. Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees. Only votes “for” are counted in determining whether a plurality has been cast in favor of a director. Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters. All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our articles of incorporation, or our bylaws. This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposal to approve the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan and the proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2010.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•  In person at the annual meeting: You may vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

•  Other ways to vote: You may also vote by telephone or online as instructed on the Notice of Internet Availability of Proxy Materials, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Q:	What happens if I return a proxy card without voting instructions?

A:

•  Record holders: If you are a stockholder of record and return a proxy card without voting instructions, your shares will be voted (1) FOR all the director nominees; (2) FOR the approval of the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan; and (3) FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent auditor for the fiscal year ending December 31, 2010.

•  Street holders: If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to “routine” items, such as the proposal to ratify the appointment of the independent auditor.

Q:	Who pays for soliciting proxies?

A:

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Q:	Could other matters be considered and voted upon at the meeting?

A:

Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2011 annual meeting?

A:

Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2011 annual meeting must give us notice in advance of the meeting in accordance with Exchange Act Rule 14a-8(c) as established by the Securities and Exchange Commission (the “SEC”). This rule requires that notice must be received by our corporate secretary at our principal executive offices no later than February 11, 2011, although this date will change if the date of our 2011 annual meeting is 30 calendar days earlier or later than July 22, 2011. Our principal executive offices are located at 33219 Forest West Street, Magnolia, Texas 77354.

All stockholder proposals and recommendations for nomination for director must comply with Article III of our bylaws in order to be eligible for consideration at a stockholders’ meeting. Any individual recommended by a stockholder as a candidate for director must satisfy the director qualification requirements contained in Article IV of our bylaws in order to serve as a member of our Board.

Stockholders should refer to the bylaws for a complete description of the requirements. Our bylaws are filed with the SEC and also may be obtained as described under “Corporate Governance – Availability of Corporate Governance Documents.”

———————

RECENT CHANGE OF CONTROL OF REGISTRANT – INFORMATION REGARDING THE
REVERSE MERGER WHICH CLOSED ON MARCH 9, 2010

As of December 31, 2009, our Company operated as Golf Trust of America, Inc. (“Golf Trust”). However, on October 6, 2009, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GTA Acquisition, LLC, a Louisiana limited liability company (“GTA Acquisition”) and Pernix Therapeutics, Inc., a Louisiana corporation (“Pernix”).

Effective March 9, 2010, under the Merger Agreement, Pernix merged with and into GTA Acquisition, with GTA Acquisition surviving the merger, and became a wholly-owned subsidiary of our Company (the “Merger”). The acquisition of Pernix is treated as a reverse acquisition for accounting purposes, and as a result, the business of Pernix became the Company’s business.

On March 8, 2010, we announced that our Board unanimously approved a reverse split of its common stock at a ratio of one share for each two shares outstanding immediately prior to the reverse split. At the closing of the Merger and after giving effect to the reverse split, each outstanding share of Pernix common stock was converted into 104,500 shares of our common stock. Upon consummation of the Merger, the stockholders of Pernix received an aggregate of 20.9 million shares of our common stock, representing approximately 84% of our aggregate then-outstanding common stock.

Effective at the close of the Merger, and as approved by our stockholders at a special meeting held on March 8, 2010, our name was changed to Pernix Therapeutics Holdings, Inc. Trading of the combined common stock commenced on the NYSE Amex under the symbol “PTX” on March 10, 2010.

Pursuant to the Merger Agreement, Jonathan Couchman, Jay Gottlieb, and William Vlahos submitted their resignation as directors of the Company, and James Smith, Cooper Collins, and Anthem Blanchard were appointed to serve as members of our Board, effective with the close of the Merger on March 9, 2010. Therefore, at the close of the Merger, our Board consisted of Messrs. Smith, Collins, and Blanchard, and Michael C. Pearce and Jan Loeb. Although he resigned from the positions of President and Chief Executive Officer of our Company effective with the close of the Merger, Mr. Pearce continues to serve as Chairman of our Board.

At the close of the Merger, Mr. Collins was appointed President and Chief Executive Officer in addition to his appointment to the Board. Michael Venters was appointed Executive Vice President of Operations, and Tracy Clifford, who had served as our Chief Financial Officer prior to the Merger, continues to serve in that capacity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table describes, as of June 2, 2010, the beneficial ownership of our common stock by each person known to us to be the beneficial owner of five percent or more of our outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

Brandon Belanger 33219 Forest West Street Magnolia, Texas 77354	2,090,000(2)	8.48%
Elizabeth E. Bonner Deville 33219 Forest West Street Magnolia, Texas 77354	2,090,000(3)	8.48%
David Waguespack 33219 Forest West Street Magnolia, Texas 77354	2,090,000(4)	8.48%

———————

(1)

Based on 24,658,594 shares of our common stock outstanding on June 2, 2010.

(2)

Based on a Schedule 13D filed on March 9, 2010 with the SEC by Mr. Belanger, who has sole voting and investment power over all shares reported. Mr. Belanger is employed as our Western United States Director of Sales.

(3)

Based on a Schedule 13D filed on March 9, 2010 with the SEC by Ms. Bonner Deville, who has sole voting and investment power over all shares reported. Ms. Bonner Deville is employed as our Vice President of Sales and Marketing.

(4)

Based on a Schedule 13D filed on March 9, 2010 with the SEC by Mr. Waguespack, who has sole voting and investment power over all shares reported. Mr. Waguespack is employed as our Vice President of Internal Operations.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table describes, as of June 2, 2010, the beneficial ownership of our common stock by each of our current directors, each of the named executive officers as listed in the Fiscal 2009 Summary Compensation Table, and all of our current directors and executive officers as a group.

Name of Beneficial Owner	Shares Acquirable within 60 Days upon Exercise of Stock Options	Shares of Restricted Stock(1)	Total Number of Shares Beneficially Owned(2)	Percentage of Class(3)

Directors and Director Nominees
Michael C. Pearce	180,000	25,000	205,000	*
Cooper C. Collins	—	—	9,405,000	38.14%
Anthem Blanchard	—	25,000	25,000	*
Jan H. Loeb	40,000	25,000	487,050	1.98%
James E. Smith, Jr.	—	25,000	5,250,000	21.29%

Named Executive Officers(4)
Tracy S. Clifford	30,000	—	30,000	*

All current directors and executive officers as a group (7 persons)	250,000	100,000	15,402,050	62.46%

———————

*

indicates less than 1%

(1)

Each holder of restricted stock has sole voting power but no investment power over the shares he or she beneficially owns.

(2)

The figures in this column includes all shares currently beneficially owned by the respective holder with full voting and investment power, plus the amounts reported in the previous two columns (“Shares Acquirable within 60 Days upon Exercise of Stock Options” and “Shares of Restricted Stock”).

(3)

Based on 24,658,594 shares of our common stock outstanding on June 2, 2010.

(4)

Our Company had two Named Executive Officers for fiscal 2009, Michael C. Pearce and Tracy S. Clifford. Effective with the closing of the Merger on March 9, 2010, Mr. Pearce is no longer an executive officer of our Company, although he continues to serve as a director and Chairman of our Board. In addition, two former executive officers of Pernix became executive officers of our Company on March 9, 2010 – Cooper C. Collins was named our President and Chief Executive Officer and Michael Venters was named our Executive Vice President of Operations. Information regarding shares beneficially owned by Messrs. Pearce and Collins appear immediately below the caption “Directors and Director Nominees.” As of June 2, 2010, Mr. Venters does not beneficially own any of our common stock.

ELECTION OF DIRECTORS
(PROPOSAL 1)

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at five. The current term of office of all five of our directors expires at our 2010 Annual Meeting. At the recommendation of our Nominating Committee, our Board has nominated and proposes re-election of each of our current directors for a new term of office expiring at our 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. Under our bylaws, directors are elected by plurality vote.

Director Nominees

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by our Board to be “independent” as defined by the listing standards of the NYSE Amex, his age, and how long he has served as a director of our Company.

Name & Age	Director Since	Independent
Michael C. Pearce, 48	2007	No
Cooper C. Collins, 31	2010	No
Anthem Blanchard, 29	2010	Yes
Jan H. Loeb, 51	2006	Yes
James E. Smith, Jr., 57	2010	Yes

Biographic information for each director nominee is detailed below under “Biographies of Director Nominees.” Each director nominee’s biography contains information regarding that person’s service as a director, business experience, other directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that led the Nominating Committee and our Board to determine that the person should serve as a director for our Company.

The Board unanimously recommends a vote FOR each of the nominees listed above.

Director Nominations and Considerations

The Nominating Committee has established the following minimum qualifications that any prospective director nominee must satisfy before the Committee will recommend his or her nomination to our Board:

•

Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of our Company and should be willing and able to contribute positively to the decision-making process of our Company.

•

Director nominees should have a commitment to understand our Company and its industry and to regularly attend and participate in meetings of our Board and its committees.

•

Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of the various constituencies of our Company, which include stockholders, employees, customers, governmental units, creditors and the general public, while remaining focused on acting in the interests of our stockholders.

•

Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee’s ability to represent the interests of our stockholders and to fulfill the responsibilities of a director.

In addition to these minimum qualifications, the Nominating Committee will only recommend a director nominee to our Board if, following the election or appointment of that nominee:

•

A majority of the Board of Directors will be independent under the rules of the NYSE Amex.

•

Each of the Audit, Compensation and Nominating Committees of the Board of Directors will be comprised entirely of independent directors.

•

At least one member of the Audit Committee will have the experience, education, and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the SEC.

Please see “The Board of Directors and Board Committees – Director Independence and Board Leadership Structure” for more information regarding the determination of director independence.

Consideration of Candidates Recommended by Stockholders

Our Board is open to suggestions from our stockholders on candidates for election to the Board. All nominations of candidates for election as directors must comply with Article III of our bylaws, which are on file with the SEC and available as described under “Corporate Governance – Availability of Corporate Governance Documents.” To serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Article IV of our bylaws as well as any established by the Nominating Committee (current qualifications are detailed above under “Director Nominations and Considerations”). The Nominating Committee’s policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all other director candidates.

A stockholder may nominate a candidate for election as a director by sending the information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors that is required by Regulation 14A of the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director.

The information should be sent to the committee addressed as follows: Corporate Secretary, Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354. In accordance with our bylaws, the nomination must be delivered, by personal delivery or first class mail, to this address (our principal executive offices), and must be received no earlier than 120 prior and no later than 90 days prior to the anniversary date of the previous year’s annual meeting.

Biographies of Director Nominees

In choosing our directors, we have sought persons with the highest personal and professional ethics, integrity, and values, who can commit themselves to representing the long-term interests of our stockholders. Our directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. Our directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on our Board for an extended period of time. In addition to these attributes, each of our directors has a strong and unique background and experience which led us to conclude that he should serve as a director of our Company. These qualifications are set forth below in each director’s biography. Additionally, in determining the composition of our Board, we consider the director independence and committee requirements of NYSE Amex rules and all legal requirements.

Michael C. Pearce is a private investor with emphasis on the cleantech and healthcare industries. He has been a director of the Company since September 17, 2007 and Chairman since December 17, 2007. From his appointment as Chairman until the consummation of the Merger, Mr. Pearce led a repositioning of our Company while serving as our Chief Executive Officer and President. Over the course of twenty-five years, he has been employed in various technology industry management positions. From late 1999 through 2001, he served as Chief Executive Officer of iEntertainment Network during a corporate restructuring. From 1996 to 1998, he served as Senior Vice President of Sales and Marketing of publicly-traded VocalTec Communications, returning in 1999 in a consulting capacity to its Chairman on matters pertaining to strategic alternatives, business development, and mergers and acquisitions. From 1983 to 1996, he was employed in various technology industry management positions, including Senior Vice President of Sales and Marketing at Ventana Communications, a subsidiary of Thomson Corporation; Vice President of Sales at Librex Computer Systems, a subsidiary of Nippon Steel; and National Sales Manager at Hyundai Electronics America. From 1979 to 1983, he attended Southern Methodist University. Mr. Pearce has served on the board of directors of Reliability, Inc., Swiss Precision Corporation, and AVP, Inc., and he currently serves on the board of Spatializer Audio Laboratories, Inc.

Relevant Experience:

•

Public company management

•

Strategic planning

•

Business development

Cooper C. Collins was appointed President and Chief Executive Officer and a director of our Company effective March 9, 2010. Mr. Collins joined Pernix in 2002. He was appointed a director of Pernix in January 2007, Pernix’s President in December 2007, and Pernix’s Chief Executive Officer in June 2008, serving in those three capacities until the closing of the Merger on March 9, 2010. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix, and from December 2003 to December 2005, he served as Pernix’s Territory Manager. Over Mr. Collins’ tenure as an executive with Pernix, he was responsible for increasing the overall growth, profitability and efficiency of the organization, overseeing product development and acquisitions, and managing the capital structure of Pernix. Before joining Pernix, Mr. Collins was employed by the NFL franchise the New Orleans Saints in their media relations department. Mr. Collins received a Bachelor of Arts from Nicholls State University while on a football scholarship and additionally received a Master of Business Administration from Nicholls State University.

Relevant Experience:

•

Operational knowledge of our business

•

Sales and marketing knowledge and experience

•

Strategic planning

Anthem Hayek Blanchard has been a director of the Company since March 9, 2010 and serves as a member of the Company’s Audit and Compensation Committees and as the Chairman of the Company’s Nominating Committee. Mr. Blanchard is currently the CEO and a director of nuMetra, Inc., a software manufacturer enabling network carriers to offer IPTV service to consumers via delivery of broadband across the Internet. Prior to joining the nuMetra team as its CEO in September 2008, Mr. Blanchard served as a key strategic advisor to that company since December 2002. From September 2002 through August 2008, Mr. Blanchard served as one of the founding members of online precious metal retailer and currency provider GoldMoney.com in the role of Director of Strategic Development & Marketing. During his tenure at GoldMoney, Mr. Blanchard identified and served in an advisory role to several entrepreneurs in the precious metal industry, including Robert Kiyosaki’s Rich Dad Precious Metals Expert, author Michael Maloney of GoldSilver.com, and author Trace Mayer, J.D. of RunToGold.com. Mr. Blanchard holds a Bachelor of Business Administration in Finance & Accounting from Emory University.

Relevant Experience:

•

Emerging company management

•

Business development

•

Financial expertise

Jan H. Loeb has been an independent director of the Company under the rules of the NYSE Amex since November 17, 2006 and Chairman of the Company’s Audit Committee since October 10, 2007. He is the Audit Committee’s financial expert and also serves on the Company’s Nominating and Compensation Committees. Mr. Loeb is currently a portfolio manager for Leap Tide Capital Management, Inc., a position he has held since February 2005. From February 2004 through January 2005, Mr. Loeb was a portfolio manager for Chesapeake Partners. From January 2002 through December 2004, Mr. Loeb was a Managing Director of Jefferies & Company, Inc., an investment banking firm based in New York City. From 1994 through 2001, Mr. Loeb was a Managing Director of Dresdner Kleinwort and Wasserstein, Inc., an investment banking firm based in New York City, which was formerly known as Wasserstein Perella & Co., Inc. Mr. Loeb also serves on the board of directors of American Pacific Corporation, a chemical and aerospace corporation, and TAT Technologies, LTD, which provides services and products to the military and commercial aerospace and ground defense industries. In addition, Mr. Loeb serves on the boards of numerous charitable organizations. Mr. Loeb holds a Bachelor of Business Administration from Bernard M. Baruch College.

Relevant Experience:

•

Financial expertise

•

Public company management

•

Audit Committee experience

James E. (“Jim”) Smith, Jr. served as Chairman of the board of Pernix from June 2008 until the closing of the Merger and became a director of the Company on March 9, 2010. Mr. Smith currently serves as the Chairman of the Company’s Compensation Committee and as a member of the Company’s Nominating Committee. Mr. Smith has also served as the managing partner of Stewart Title of Louisiana since 1987. Prior to joining Stewart Title, Mr. Smith founded Smith Law Firm, where he practiced from 1984 to 1987. Before founding the Smith Law Firm in 1984, Mr. Smith was a staff attorney for the Federal Energy Regulatory Commission of the U.S. Department of Energy from 1978 to 1980. From 1980 to 1983, he was Corporate Counsel for T. Smith & Son, Inc. Mr. Smith received his undergraduate degree from Boston College in 1975. He attended Cambridge University in England where he received an L.L.B. in 1978 and earned an L.L.M. in 1980 from George Washington University. Mr. Smith also obtained postgraduate legal training in admiralty law at Tulane University. Mr. Smith practices before the U.S. District Court for the Eastern District of Louisiana, the U.S. Court of Appeals for the Fifth Circuit, the U.S. Tax Court and the Supreme Court of Louisiana. He is a member of the New Orleans Bar Association, Louisiana State Bar Association (sections on Real Estate, Business, and Corporate Law), American Bar Association (sections on Real Estate, Corporations, Banking and Business Law, and Tax Law), Board of Trustees of the International Association of Gaming Attorneys, and the American Bar Association Committee on Gaming Law. Mr. Smith also serves as a director of various private corporations.

Relevant Experience:

•

Legal expertise

•

Private company management

•

Operational knowledge of our Company

The Board unanimously recommends a vote FOR each of the nominees listed above.

CORPORATE GOVERNANCE

Our Board and management have adopted corporate governance practices designed to aid in the fulfillment of their respective duties and responsibilities to our stockholders. Together, our articles of incorporation, bylaws, code of business conduct and ethics, and Board committee charters, form the framework for the governance of our Company. Copies of these documents are available as described below under “Availability of Corporate Governance Documents.”

Code of Business Conduct and Ethics

We have a written Code of Conduct and Ethics that applies to the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries, including the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics is a set of policies on key integrity issues that will encourage representatives of the Company to act ethically and legally. It includes the Company’s policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of Company assets, payments to government personnel and reports to and communications with the SEC and the public. Any waivers of the Code of Ethics for directors or executive officers must be approved by our Board and disclosed in a Form 8-K filed with the SEC within four days of the waiver.

Directors’ and Officers’ Insurance

We maintain directors’ and officers’ liability insurance to insure our officers and directors against claims arising out of an alleged wrongful act while acting as directors and officers of the Company, and to insure the Company to the extent that we have indemnified the directors and officers for such loss.

Indemnification

Our articles provide that we will indemnify our directors and officers against certain liabilities to the fullest extent permitted under applicable law. The articles also provide that our directors and officers will be exculpated from monetary damages to us to the fullest extent permitted under applicable law.

Availability of Corporate Governance Documents

You may access our articles of incorporation, our bylaws, our Code of Business Conduct and Ethics, all committee charters, and other corporate governance documents under “Corporate Governance” in the “Investor Relations” section of our website at http://www.pernixtx.com. You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Corporate Secretary, Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354.

Communications with the Board, Committees, or Individual Directors

Stockholders and other interested parties may communicate with our Board or specific members of our Board, including the members of our various Board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal executive offices: Pernix Therapeutics Holdings, Inc., 33219 Forest West Street, Magnolia, Texas 77354. Any stockholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Chairman if addressed to the Board.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors. Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Our Board has adopted a charter for each committee, which describes the authority and responsibilities delegated to that committee by the Board. These charters are available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

Director Independence and Board Leadership Structure

As required by our articles, our bylaws, and Rule 802 of the rules of the NYSE Amex, our Board consists of a majority of independent directors (as defined in NYSE Amex Rule 121(A)). Periodically, and at least annually in connection with its annual recommendation to the Board of a slate of director nominees, the Nominating Committee of our Board reviews the independence of the Board’s current members (and director nominees who are not current members) and reports its findings to the full Board. Our Board then considers all relevant facts and circumstances in making an independence determination, including an analysis from the standpoint of the director and from that of persons or organizations with which the director has an affiliation.

Our Board has determined that three of our five directors are independent under NYSE Amex rules. Neither Mr. Collins, our current chief executive officer, nor Mr. Pearce, who served as our chief executive officer prior to the Merger, qualifies as independent. Mr. Pearce is no longer employed by our Company; however, he currently serves as Chairman of our Board.

Our Board has determined that separating the roles of Chief Executive Officer and Chairman is in the best interest of stockholders at this time. This structure has been particularly useful given the Merger, the appointment of a new Chief Executive, and resulting significant changes in the Company’s strategic direction. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for our Board.

We schedule executive sessions at which independent directors meet without the presence or participation of management. The Chairs of the Audit Committee, Compensation Committee, Nominating Committee each act as presiding director of such executive sessions on a rotating basis.

Board and Committee Meetings

Our Board met five times in fiscal year 2009. All members of our Board during fiscal year 2009 either attended or participated by telephone in 100% of the total number of meetings of the Board and of the Board committees of which he was a member.

We encourage our directors to attend every annual meeting of stockholders. Our bylaws require that we schedule a meeting of the Board on the same day as our annual meeting of stockholders, which facilitates our directors’ attendance at the annual meeting. We did not hold an annual meeting in 2009.

As of June 2, 2010, each Committee has the following members:

Audit Committee
Members
Jan H. Loeb, Chair
Anthem Blanchard

Compensation Committee
Members
James E. Smith, Jr., Chair
Anthem Blanchard
Jan H. Loeb

Nominating Committee
Members
Anthem Blanchard, Chair
James E. Smith
Jan H. Loeb

The role of each committee is discussed in detail below.

The Audit Committee

Role. Under its charter, the Audit Committee’s responsibilities include:

•

The appointment, compensation, retention, evaluation and oversight of the work of the Company’s independent registered public accounting firm.

•

Reviewing the experience and qualifications of the senior members and lead partner of the independent registered public accounting firm.

•

Reviewing, evaluating and approving the annual engagement proposal of the independent registered public accounting firm.

•

The pre-approval of all auditing services and all non-audit services permitted to be performed by the independent registered public accounting firm.

•

Determining the independence of the Company’s independent registered public accounting firm.

•

Reviewing any audit problems or difficulties the independent registered public accountants may encounter in the course of their audit work.

•

Reviewing all proposed “related person” transactions for potential conflict-of-interest situations.

•

Reviewing and discussing with management and the Company’s independent registered public accounting firm annual audited financial statements, quarterly financial statements, material accounting principles applied in financial reporting and any other release of financial information.

•

Reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.

•

Reviewing the integrity, adequacy, and effectiveness of the Company’s accounting and financial controls, both internal and external, with the assistance of management and the Company’s independent registered public accounting firm.

•

Discussing with the Chief Executive Officer and Chief Financial Officer of the Company the processes involved in, and any material required as a result of, their Annual Report on Form 10-K and Quarterly Report on Form 10-Q certifications regarding the operation of the internal controls of the Company.

•

Reviewing reports from management and the independent registered public accountants relating to the status of compliance with laws, regulations, and internal procedures.

•

Approving and monitoring the Company’s compliance with the Company’s Code of Business Conduct and Ethics, which covers the conduct and ethical behavior of the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries.

•

Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

Our Audit Committee is also responsible for any audit reports the SEC requires us to include in our proxy statements. In this proxy statement, the requisite report may be found under the heading, “Audit Committee Report.”

Composition. Currently, our Audit Committee consists of Messrs. Loeb and Blanchard, each of whom is independent under the rules of the NYSE Amex. Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended. Mr. Loeb was appointed Chairman of the Audit Committee on October 10, 2007. None of the members of our Audit Committee has participated in the preparation of our consolidated financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the NYSE Amex. Our Board has determined that Mr. Loeb is an “audit committee financial expert” under SEC rules.

The Audit Committee met four times during fiscal 2009.

Compensation Committee.

Role. Under its charter, the Compensation Committee’s responsibilities include:

•

Reviewing the compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value.

•

Approving (or recommending, where stockholder approval is required) any adoption, amendment or termination of compensation programs and plans.

•

Overseeing the administration of the Company’s compensation programs and plans, including the determination of the directors and employees who are to receive awards and the terms of those awards.

•

Conducting periodic surveys of compensation practices of comparable companies.

•

Conducting an annual review and approval of compensation and benefits to directors and senior executives.

•

Reviewing and approving the Company’s policies and procedures with respect to expense accounts and perquisites.

•

Reviewing and approving annual corporate goals and objectives for our Chief Executive Officer.

•

Reviewing the performance of our Chief Executive Officer with regard to such goals and objectives with the independent members of our Board and communicating to our Chief Executive Officer the Board’s evaluation of his performance.

•

Reviewing and recommending to the Board of Directors the “Compensation Discussion and Analysis” if required to be included, as applicable, in our Annual Report on Form 10-K, annual proxy statement, or any information statement.

•

Composing the “Compensation Committee Report,” if required to be included in our annual proxy statement.

•

Analyzing and making recommendations to our Board regarding the directors’ and officers’ indemnification and insurance matters.

•

Conducting an annual performance evaluation of the Compensation Committee.

Composition. The Compensation Committee of the Board of Directors consists of Messrs. Smith, Loeb, and Blanchard, each of whom is independent under the rules of the NYSE Amex. The Chairman of the Compensation Committee is Mr. Smith.

The Compensation Committee met once in fiscal year 2009.

Nominating Committee.

Role. Under its charter, the Nominating Committee’s responsibilities include:

•

Establishing criteria for selecting new directors.

•

Considering and recruiting candidates to fill new positions on our Board, including any candidate recommended by the stockholders.

•

Conducting appropriate inquiries to establish a candidate’s compliance with the qualification requirements established by the Nominating Committee.

•

Assessing the performance, contributions, and qualifications of individual directors, including those directors slated for re-election.

•

Recommending director nominees for approval by our Board.

•

Evaluating of the performance of our Board as a whole and of the Nominating Committee at least annually.

•

Reviewing and making recommendations to our Board with respect to any proposal properly presented by a stockholder for inclusion in our annual proxy statement (which may be referred to any other Board committee as appropriate in light of the subject matter of the proposal).

Composition. The Nominating Committee of our Board consists of Messrs. Smith, Blanchard, and Loeb, each of whom is independent under the rules of the NYSE Amex. The Chairman of the Nominating Committee is Mr. Smith.

The Nominating Committee did not meet during fiscal 2009 due to the Merger Agreement signed October 8, 2009, which contained a stipulation regarding composition of our Board following the Merger, considered and approved by the full Board.

Other Committees

Our Board may, from time to time, form other committees as circumstances warrant. Any additional committees will have authority and responsibility as may be delegated by our Board, to the extent permitted by our articles, our bylaws, and Maryland law.

DIRECTOR COMPENSATION

Fiscal 2009 Director Compensation

This section contains two director compensation tables for fiscal 2009 – one for Golf Trust, which was the SEC registrant as of December 31, 2009, and one for Pernix, which became the SEC registrant following the Merger on March 9, 2010.

Persons who were independent directors of Golf Trust as of December 31, 2009 earned the following aggregate amounts of compensation during the fiscal year:

Golf Trust – Fiscal 2009 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Jonathan M. Couchman	8,750	18,822	27,572
Jay Gottlieb	8,750	18,822	27,572
Jan H. Loeb	8,500	18,822	27,322
William Vlahos	26,572(2)	—	26,572

———————

(1)

These amounts reflect the aggregate grant date fair value of the options granted to the named executive officers, determined using the Black-Scholes option model.

(2)

Mr. Vlahos received cash in lieu of an option award, as described in greater detail below.

———————

Cash Compensation. We pay our independent directors fees for their services as directors. Independent directors during 2009 received annual compensation of $5,000, plus attendance fees of $500 for each Board meeting and $250 for each committee meeting. We reimburse directors for their reasonable and documented out-of-pocket travel expenses.

2009 Equity Awards. Upon full Board approval on March 5, 2009, Messrs. Couchman, Gottlieb, and Loeb each received an option to purchase 40,000 shares of our common stock, to vest one-third per year from anniversary date for three years, and at an exercise price fixed at the closing stock price on that date of $0.97. Mr. Vlahos elected to receive the cash equivalent of the stock options paid out over the three year vesting period instead of receiving stock options, as permitted by the Compensation Committee, due to the stock ownership restrictions and their applicability to his current stock ownership percentage.

The vesting of these options accelerates upon change of control and the Board’s options also accelerate upon the resignation or removal of a director upon completion of his elected term. The exercise price for these options is the closing NYSE Amex price on the respective grant date, as specified by the Compensation Committee.

All of the unvested options then held by Messrs. Couchman, Gottlieb, and Loeb vested as a result of the Merger on March 9, 2010.

———————

As of December 31, 2009, Pernix had two directors, Cooper C. Collins and James E. Smith, Jr. Mr. Collins also served as President and Chief Executive Officer of Pernix. Prior to the Merger, Pernix did not pay annual meeting or retainer fees to its directors.

All of Mr. Collins’ fiscal 2009 compensation, including all amounts earned for service as a director of Pernix, is disclosed under “Executive Compensation – Fiscal 2009 Summary Compensation Tables – Pernix – Fiscal 2009 Summary Compensation Table.” Pernix’s outside director, Mr. Smith, earned the following aggregate amount of compensation for fiscal year 2009:

Pernix – Fiscal 2009 Director Compensation
Name	All Other Compensation ($)(1)	Total ($)
James E. Smith, Jr.	25,000	25,000

———————

(1)

This amount represents a cash bonus of $25,000 paid to each member of Pernix’s board in December 2009.

———————

Fiscal 2010 Director Compensation

On March 10, 2010, following the Merger, each non-executive director received a grant of options to purchase 25,000 shares of our common stock and a grant of 25,000 shares of restricted stock. The options and the restricted stock each vest one-third per year on the first three anniversaries of the grant date. The options were granted at the consolidated, reverse-split-adjusted closing price of $3.98 per share on March 9, 2010, the date of the most recently-completed trading session preceding the grant date.

In addition, our Board approved the following new compensation program for our non-management directors, effective following the Merger, which consists of cash and equity compensation:

Annual Cash Compensation (paid quarterly):

•

$30,000 per director

•

additional $35,000 for the non-executive Chairman of the Board

•

additional $7,000 for each committee on which the director serves (except as chairman)

•

additional $10,000 for each committee on which the director serves as chairman

Equity Compensation:

•

annual grant of 25,000 shares of restricted stock, vesting over a three-year period

•

annual grant of options to purchase 25,000 shares of common stock, vesting over a three-year period

Executive Officers

Executive Officers of the Company

Our executive officers, their ages, and their positions as of June 2, 2010 are as follows:

Name	Age	Position
Cooper C. Collins	31	President, Chief Executive Officer and Director
Tracy S. Clifford	41	Chief Financial Officer, Treasurer and Secretary
Michael Venters	45	Executive Vice President of Operations

Cooper C. Collins was appointed as our President and Chief Executive Officer following the Merger. Mr. Collins joined Pernix in 2002, was appointed a director of Pernix in January 2007, Pernix’s President in December 2007, and Chief Executive Officer of Pernix in June of 2008, and served in all three capacities until the closing date of the Merger. Please see “Election of Directors – Director Nominees,” above, for more information about Mr. Collins.

Tracy S. Clifford was appointed Chief Financial Officer on January 18, 2008, a position she continues to hold following the Merger. Ms. Clifford has served as the Company’s Principal Accounting Officer, Corporate Secretary and Treasurer since February 2007. Ms. Clifford served as the Company’s Controller from September 1999 to February 2007. Before joining the Company, Ms. Clifford served as a Director of Finance (February 1999 to September 1999) and Manager of Accounting and Financial Reporting (May 1995 to February 1999) at United Healthcare of Georgia in Atlanta. From June 1993 to May 1995, Ms. Clifford served as Manager of Accounting (January 1994 to May 1995) and Senior Accountant (June 1993 to January 1994) at North Broward Hospital District in Fort Lauderdale, Florida. Ms. Clifford began her career at Deloitte & Touche in Miami, Florida, where she was an auditor primarily for clients in the healthcare industry from September 1991 to June 1993. Ms. Clifford holds a Bachelors of Science in Accounting from the College of Charleston and a Masters in Business Administration with a concentration in Finance from Georgia State University. Ms. Clifford is a member of the South Carolina Association of CPAs and the American Institute of CPAs and serves as an adjunct faculty member in the School of Business and Economics at the College of Charleston.

Michael Venters was appointed as our Executive Vice President of Operations effective upon the closing of the Merger. He served as Pernix’s Executive Vice President of Operations since he joined Pernix in January 2009. Mr. Venters was a founding stockholder of Cornerstone BioPharma, Inc. and its affiliate Aristos Pharmaceuticals, Inc. (Cornerstone’s generic division), and, prior to joining Pernix, served as Vice President of Business Development of Aristos Pharmaceuticals. From February 2000 to September 2003, Mr. Venters served as National Account Manager for DJ Pharma, Inc. which was later purchased by Biovail Pharmaceuticals, Inc. His pharmaceutical career began in 1993 as a field sales representative at Dura Pharmaceuticals, Inc. He was later promoted to several other sales and marketing positions within Dura. Mr. Venters holds a Bachelors of Arts from the University of Kentucky.

EXECUTIVE COMPENSATION

Fiscal 2009 Summary Compensation Tables

This section contains two summary compensation tables for fiscal year 2009 – one for Golf Trust, which was the SEC registrant as of December 31, 2009, and a second for Pernix, which became the SEC registrant following the Merger on March 9, 2010.

As of December 31, 2009, Golf Trust had two executive officers, Mr. Pearce and Ms. Clifford. The following table sets forth all compensation paid or provided to the Company’s executive officers in fiscal 2009.

Golf Trust – Fiscal 2009 Summary Compensation Table
Named and Position(1)	Year	Salary ($)	Bonus ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Michael C. Pearce(3)	2009	180,000	—	45,474	22,005	247,479
President & Chief Executive Officer	2008	180,000	—	—	20,049	200,049
Tracy Clifford(4)	2009	112,747	7,100	5,350	16,418	141,615
Chief Financial Officer, Treasurer and Secretary	2008	112,747	5,000	42,096	14,417	174,260

———————

(1)

The individuals listed in this table were named executive officers of Golf Trust as of December 31, 2009, and the position listed for each reflects the position he or she held at that time.

(2)

These amounts reflect the aggregate grant date fair value of the options granted to the named executive officers, determined using the Black-Scholes option model. See further discussion of these options below under the caption “Outstanding Equity Awards at December 31, 2009.”

(3)

Included in Mr. Pearce’s “All Other Compensation” for 2009 and 2008 are annual health and life insurance premiums and reimbursements of $17,205 and $15,249, respectively, and a car allowance of $4,800 for each of years 2008 and 2009. Effective with the close of the Merger, Mr. Pearce resigned as President and Chief Executive Officer but continues to serve as the non-executive Chairman of our Board.

(4)

Included in Ms. Clifford’s “All Other Compensation” are annual health and life insurance premiums of $16,418 and $14,471 for the years ended December 31, 2009 and 2008, respectively. Ms. Clifford continues to hold the positions of our Chief Financial Officer, Treasurer and Secretary following the Merger.

———————

As of December 31, 2009, Pernix had two executive officers, Mr. Collins and Mr. Venters. The following table sets forth 2009 and 2008 annual and long-term compensation paid or provided to Pernix’s executive officers:

Pernix – Fiscal 2009 Summary Compensation Table
Named and Position(1)	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Cooper Collins(3)	2009	270,500	395,000	151,530	817,030
President & Chief Executive Officer	2008	239,000	332,500	29,461	600,961
Michael Venters(4)	2009	200,000	200,000	20,496	420,496
Executive Vice President of Operations

———————

(1)

The individuals listed in this table were named executive officers of Pernix as of December 31, 2009, and the position listed for each reflects the position he held at that time. Pernix did not have a principal financial officer and outsourced all of its financial and accounting functions.

(2)

Cash bonuses are awarded to Pernix’s executive officers to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities. Bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

(3)

“All Other Compensation” for Mr. Collins includes (i) medical and dental insurance coverage, (ii) Company contributions to his 401(k) account, (iii) a cash bonus of $25,000 paid to him in December 2009 for his service as a director, and (iv) imputed income of $90,015, representing the difference between the purchase price and fair market value of Pernix shares purchased by Mr. Collins in January 2009. At the close of the Merger on March 9, 2010, Mr. Collins became our President and Chief Executive Officer.

(4)

Mr. Venters joined Pernix in January 2009. At the close of the Merger on March 9, 2010, Mr. Venters became our Executive Vice President of Operations. “All Other Compensation” for Mr. Venters includes medical and dental insurance coverage and Company contributions to his 401(k) account.

———————

Employment Agreements with Executive Officers

Mr. Pearce. As of December 31, 2009, the Company was subject to an employment agreement with respect to Mr. Pearce, which was originally entered into between the Company and Mr. Pearce on November 8, 2007, and which was amended and restated on April 26, 2009. The agreement between the Company and Mr. Pearce provided for, among other things, the following:

•

an annual base salary of $180,000, adjusted annually based on merit and to account for changes in cost of living;

•

the right to participate in all of the Company’s employee benefit programs for which its senior executive employees were generally eligible;

•

automatic vesting of all unvested stock options upon termination of his employment without cause (as defined in the agreement), upon death or disability, or in the event of a change in control of the Company (as defined in the agreement);

•

reimbursement for all reasonable business expenses incurred in the course of performing his duties;

•

in the event of his termination without cause, or his resignation as a result of a material breach of the Company’s obligations under the agreement, a diminution in his duties or in connection with a change in control, payment of 50% of his annual base salary, payable immediately in a lump sum or over the course of six months at his election, and continued employee benefits for six months; and

•

the nondisclosure of certain confidential information regarding our business.

As a result of the Merger on March 9, 2010, Mr. Pearce’s employment with the Company terminated and he received severance compensation equal to 50% of his annual base salary (or $90,000), as well as continued health benefits for six months. In addition, all of Mr. Pearce’s outstanding unvested stock options vested. Although he is no longer an employee, Mr. Pearce continues to serve as Chairman of the Board of our Company.

Ms. Clifford. Ms. Clifford is not subject to a written employment agreement with us.

Mr. Collins. Pernix entered into a three-year employment agreement with Mr. Collins on June 1, 2008, which was assumed by our combined Company in connection with the Merger. Under the agreement, Mr. Collins receives an annual base salary of $264,000 (which was subsequently increased to $295,000), and is eligible to receive bonus payments in such amounts as our Board may determine.

In the event Mr. Collins terminates this agreement prior to May 31, 2011, or we terminate the agreement for cause, Mr. Collins is required to pay us a termination fee equal to 10% of his annual base salary, plus 10% of the aggregate amount of bonus payments received by him under the terms of the agreement. Mr. Collins is entitled to an amount equal to the unpaid portion of his annual base salary, less all required deductions, if we terminate his employment without cause. The agreement prohibits Mr. Collins from competing with our Company for two years after termination of employment.

Mr. Venters. In December 2008, Pernix entered into an employment agreement with Mr. Venters that continued through December 31, 2009, and automatically renews for one year terms thereafter unless otherwise terminated by either party pursuant to the terms of the agreement. Our combined Company assumed this employment agreement in connection with the Merger on March 9, 2010.

Under the agreement, Mr. Venters receives an annual base salary of $200,000 (which was increased to $208,000 effective January 1, 2010). If he is terminated without cause, we would be required to pay Mr. Venters one year’s base salary, as well as health insurance for one year.

Awards of Equity Compensation

On February 27, 2009, the Board awarded options to purchase shares of our common stock in the following amounts: Mr. Pearce, 85,000 and Ms. Clifford, 10,000. All of Mr. Pearce’s and Ms. Clifford’s then-outstanding options vested following the closing of the Merger on March 9, 2010.

With regard to equity awards by Pernix, Messrs. Collins and Mr. Venters were not granted any such awards during fiscal 2009 nor did they have any outstanding equity awards at December 31, 2009.

Outstanding Equity Awards

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers of the Company as of December 31, 2009. The value of unexercised in-the-money options at December 31, 2009 (the last business day of the year) is based on a value of $1.98 per share, the prior closing price of the Company’s common stock on the NYSE Amex on December 31, 2009.

Outstanding Equity Awards at December 31, 2009(1)
	Securities Underlying Unexercised Options(2)		Option Exercise Price ($)	Option Expiration Date
Name	(#) Exercisable	(#) Unexercisable
Michael C. Pearce(3)	91,667	—	2.10	12/24/11
Chairman, Chief	91,667	—	2.10	12/24/12
Executive Officer,		91,666	2.10	12/24/13
and President		28,334	1.10	2/27/13
		28,333	1.10	2/27/14
		28,333	1.10	2/27/15
Tracy S. Clifford(4)	16,667	—	1.90	1/18/12
Chief Financial	—	16,667	1.90	1/18/13
Officer & Secretary	—	16,666	1.90	1/18/14
	—	3,333	1.10	2/27/13
	—	3,333	1.10	2/27/14
	—	3,334	1.10	2/27/15

———————

(1)

Because these figures are as of December 31, 2009, they are not adjusted for the reverse stock split that occurred in conjunction with the Merger. Split-adjusted figures for Mr. Pearce and Ms. Clifford appear in footnotes 3 and 4, respectively.

(2)

Each of these awards of stock options vest ratably over three years and have a contractual term of three years from the vesting date. All unvested options will automatically vest upon a termination without cause, death or disability, change of control of the Company or other similar fundamental corporate transaction. All unvested options became immediately exercisable on March 9, 2010, upon consummation of the Merger.

(3)

 As adjusted for the reverse stock split which occurred on March 9, 2010 in connection with the Merger, as of December 31, 2009, Mr. Pearce had 180,000 total shares underlying unexercised options, 91,667 of which were exercisable at an exercise price of $4.20 per share and 88,333 of which were not yet exercisable (45,833 at an exercise price of $4.20 per share and 42,500 at an exercise price of $2.20 per share).

(4)

As adjusted for the reverse stock split which occurred on March 9, 2010 in connection with the Merger, as of December 31, 2009, Ms. Clifford had 30,000 total shares underlying unexercised options, 8,334 of which were exercisable at an exercise price of $3.80 per share and 21,666 of which were not yet exercisable (16,666 at an exercise price of $3.80 per share and 5,000 at an exercise price of $2.20 per share).

———————

Pernix’s executive officers did not have any outstanding equity awards as of December 31, 2009.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that has been authorized for issuance under all of Golf Trust’s equity compensation plans as of December 31, 2009. Golf Trust did not have any equity compensation plans which were not approved by its stockholders.

Equity Compensation Plans at December 31, 2009(1)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	740,000	$2.30	—

———————

(1)

Because these figures are as of December 31, 2009, they are not adjusted for the reverse stock split that occurred in conjunction with the Merger. As adjusted for the split, as of December 31, 2009, there were 370,000 shares to be issued upon exercise of outstanding options at a weighted average exercise price of $4.60.

———————

Pernix did not have any equity compensation plans as of December 31, 2009.

Equity Compensation Plans at June 2, 2010

In addition to approving the Merger at the March 8, 2010 special meeting, the Company’s stockholders also approved a new equity compensation plan, the Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan (the “2009 Plan”). A total of 3,683,737 shares of our common stock are issuable under the 2009 Plan, which may be issued in the form of stock options (both qualified and non-qualified), stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. The Board has made certain equity grants under the 2009 Plan between the date it was approved by stockholders and June 2, 2010, the record date for our 2010 Annual Meeting.

As of June 2, 2010, 640,000 shares are to be issued upon outstanding option awards granted under the 2009 Plan, with a weighted average exercise price of $3.77. A total of 3,043,787 shares of our common stock remain available for future issuance under the 2009 Plan.

PROPOSAL TO APPROVE THE
PERNIX THERAPEUTICS HOLDINGS, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN
(PROPOSAL 2)

Our Board has unanimously adopted and approved the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan (the “ESPP”) and is submitting the ESPP to our stockholders for their approval at the 2010 Annual Meeting. The ESPP will become effective upon stockholder approval. The following summary of the principal features of the ESPP is qualified in its entirety by the text of the ESPP, which is attached to this proxy statement as Annex A. Stockholders are encouraged to read the ESPP in its entirety prior to casting their vote.

Our Board believes that the ESPP is in the best interests of our Company and our stockholders and provides a convenient and advantageous way for employees to acquire an equity interest in our Company, thereby further aligning the interests of our employees and our Company’s stockholders. The ESPP is intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits. One of the requirements of Section 423 is that the ESPP be approved by our stockholders.

Summary of the ESPP

Under the ESPP, qualified employees may elect to purchase shares of our common stock through payroll deductions at a discount from market price, without incurring broker commissions.

Administration. The ESPP will be administered by our Board, which has authority to interpret the ESPP and to make such rules and regulations as it deems necessary. The Board may delegate all of its administrative authority over the ESPP to its Compensation Committee. In addition, our Board (and the Compensation Committee, if delegated such authority by the Board) may delegate routine administrative authority to another Administrator, such as the Company’s Human Resources Department. Certain non-routine powers – such as the ability to make changes to the ESPP in response to corporate transactions and the ability to amend, suspend, or terminate the ESPP – may only be exercised by our Board or, if so delegated, the Compensation Committee. For more information on these non-routine powers, see “Corporate Transactions” and “Amendment, Suspension, and Termination of the ESPP” below.

Offering Periods and the Grant of “Options.” The ESPP provides for two six-month offering periods per year, one beginning on May 1 and the second beginning on November 1. Subject to Section 423 of the Code, the ESPP permits our Board to change the terms and dates of the offerings.

At the beginning of each offering period, each participant is granted an “option” to purchase the number of whole shares of our common stock that may be purchased with his or her accumulated payroll deductions during the offering period.

Total Shares Issuable under the ESPP and Limitations on Shares Issuances. A maximum 1,000,000 shares of common stock are available for purchase under the ESPP. The shares of common stock issued under the ESPP may be authorized but unissued shares or shares held in treasury. If an option is terminated, surrendered, or cancelled without having been exercised, then the shares will be again available for issuance under the ESPP.

The ESPP also limits the aggregate number of shares that may be purchased in a single offering period to 50,000 shares, and by an individual participant in an single offering period to 10,000 shares. In addition, no participant may be granted options under the ESPP to purchase shares having a fair market value greater than $25,000 in any calendar year. This dollar limit is calculated based on the fair market value of the shares on the first day of an offering period.

The Administrator may limit the number of shares purchased by participants in an offering if the Administrator determines that issuance of the shares would violate a provision of the ESPP or any applicable laws. “Applicable laws” is defined in the ESPP to include, among other things, the Code, securities laws, and the rules of any exchange on which our common stock trades.

Participation, Eligibility, and Enrollment. Participation in the ESPP is voluntary. The only class of persons eligible to participate in an offering under the ESPP are full-time employees of our Company or a designated subsidiary who have been employed with us for at least six months prior to the beginning of that offering period. However, once an employee owns 5% or more of the total combined voting power or value of all classes of equity ownership of our Company or any of its subsidiaries, he or she becomes ineligible to participate. In addition, the Administrator has discretion to place limits on the participation of highly-compensated employees. We anticipate that approximately 50 employees will be eligible to participate in the ESPP’s first offering on November 1, 2010.

In order to participate, eligible employees must submit all required enrollment documents at least 15 days in advance of the first business day of the offering in which they wish to enroll. A participant may defer between 1% and 10% of his or her compensation, although the amount deferred may be reduced by the Administrator under certain circumstances as described above. Participants are automatically re-enrolled in the next offering unless they provide notice of withdrawal to the Administrator. Participants may not increase or decrease their contribution during an offering, but may adjust their percentage participation for the next offering by submitting revised enrollment documents at least 15 days in advance of the first business day of that offering.

“Deposit Accounts.” During the offering period, each participant’s payroll deductions accumulate in a “deposit account.” This deposit account is a bookkeeping entry only; all amounts deducted from the participant’s paycheck are deposited into our general funds and may be used for any corporate purpose. A participant is not permitted to make additional contributions to his or her deposit account and deposit accounts do not accrue interest.

Exercise of Options. At the end of an offering period, the option is exercised automatically and the balance in each participant’s deposit account is used to purchase the greatest whole number of shares possible at the purchase price. Any cash remaining credited to a participant’s deposit account because it was insufficient to purchase a whole share will be retained as a credit and used to purchase shares for him or her in the next offering. Any other amounts will be refunded to the participant.

Purchase Price. The actual purchase price of a share is determined at the end of the offering period. It will be 85% of the fair market value of a share on either the first or last business day of the offering period, whichever is lower. Fair market value of a share is equal to the closing sale price of a share of our common stock on the NYSE Amex on the relevant date.

Withdrawal from the ESPP. If a participant wishes to cease participation in an offering, he or she must give notice to the Administrator at least 15 days prior to the last business day of that offering. If the participant wishes to participate in any future offerings, he or she will have to re-enroll in the ESPP. In certain circumstances, a participant will be withdrawn automatically from the ESPP during an extended leave of absence.

Effect of Termination of Employment. Once a participant’s employment is terminated for any reason, his or her outstanding option automatically terminates and the participant is withdrawn from the ESPP. In that event, we will refund the balance of the deposit account, without any interest, to the participant or, if the participant is deceased, to his or her beneficiary.

Limits on Transferability. The ESPP does not permit the transfer of any options. Once a the option has been exercised and the participant becomes the owner of those shares on our books, however, the participant is entitled to transfer those shares as he or she desires. However, to obtain the federal tax benefits of participation in the ESPP, a participant must hold the shares for a certain period of time, as described under “Federal Income Tax Consequences” below.

Adjustments. If there is a change in our capitalization during an offering period, such as a stock split or stock dividend, resulting in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration by our Company, appropriate adjustments will be made to:

•

the purchase price and number of shares subject to outstanding options under the ESPP,

•

the total number of shares authorized for issuance under the ESPP, and

•

the share limitations the ESPP has established on each offering period and on each individual in a single offering period.

Corporate Transactions. In the event we are acquired by merger or sale of all or substantially all of our Company’s assets or outstanding voting stock, all outstanding options will automatically be exercised immediately prior to the effective date of the corporate transaction. In this event, the purchase price will generally be determined as described above, with the day immediately prior to the consummation of the transaction considered the last business day of the offering. In addition, as permitted under Section 423 of the Code, our Board may authorize special offering periods or closing dates for individuals who either become employees in connection with the acquisition of another company or who cease to be employees in connection with the disposition of any portion of our Company or our subsidiaries.

Amendment, Suspension, and Termination of the ESPP. The ESPP may be terminated at any time by our Board, and will terminate in any case when all or substantially all of the unissued shares of common stock reserved for the purposes of the ESPP have been purchased. Our Board reserves the right to amend the ESPP from time to time at its discretion; however, no amendment will be made without stockholder approval if such approval is required under Section 423 of the Code.

Unless terminated sooner, the ESPP will terminate 10 years after the date on which our stockholders have approved it. Following termination of the ESPP, and during any period in which the ESPP is suspended, no additional options will be granted.

Awards to Be Granted

As noted previously, participation in the ESPP is voluntary. The number of shares of common stock purchased under the ESPP in any offering period is limited to 50,000 shares as described above, but will be determined by the aggregate amount of payroll deductions of the participating employees and the availability of shares under the ESPP.

Federal Income Tax Consequences

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The following discussion summarizes the material federal income tax consequences to our Company and the participating employees in connection with the ESPP under existing applicable provisions of the Code and the accompanying Treasury regulations. This discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect as of the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local, or foreign tax laws.

Under the Code, our Company is deemed to grant employee participants in the ESPP an “option” on the first day of each offering period to purchase as many shares of common stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the purchase price is determined and the employee is determined to have exercised the “option” and purchased the whole number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price.

The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the ESPP is the later of (i) two years after the “option” is granted (the first day of an offering period) and (ii) one year after the common stock is purchased (the last day of an offering period). When the common stock is disposed of after this period (a “qualifying disposition”), the employee realizes ordinary income equal to the lesser of (a) the amount by which the fair market value of the common stock on the first day of the offering period exceeded the purchase price and (b) the amount by which the market value of the common stock at the time of the disposition exceeds the purchase price. The purchase price is equal to 85% of the lesser of the fair market value of the common stock on the first day of the offering period and the fair market value of the common stock on the last day of the offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of a purchase period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the purchase price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When an employee sells the common stock before the expiration of the required holding period (a “disqualifying disposition”), the employee recognizes ordinary income to the extent of the difference between the purchase price and the fair market value of the common stock at the date the option was exercised (the purchase date), regardless of the price at which the common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will have a capital loss equal to such difference.

Even though an employee must treat part of his or her gain on a qualifying disposition of the common stock as ordinary income, we may not take an income tax deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for us in that year.

Vote Required

Approval of the ESPP requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the 2010 Annual Meeting.

The Board unanimously recommends that stockholders vote FOR the approval of the
Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reviews our Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of our consolidated financial statements and our filings, including the design and implementation of our Company’s internal controls. Our Audit Committee oversees the integrity of our financial statements, reports, and other financial information, our compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence, and performance. Our Audit Committee operates under a written charter, which is available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

In this context, the Audit Committee has met and held discussions with management regarding the assessment of our Company’s internal controls over financial reporting. The Audit Committee has also met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our Company’s results. The Audit Committee has discussed significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments. Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114.

In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor’s independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and letter required by Public Company Accounting Oversight Board, or PCAOB, Rule 3526 (Communication with Audit Committees Concerning Independence) and by all relevant professional and regulatory standards relating to the independent registered public accounting firm’s independence from the Company. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to our Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management. The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

By the Audit Committee:

Jan H. Loeb

Anthem Blanchard, a director who currently serves on the Audit Committee, was not a director of our Company until after our Form 10-K for the year ended December 31, 2009 had been filed with the SEC, and therefore did not participate in the relevant review and discussions described in this Audit Committee Report.

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 3)

Our Audit Committee has appointed Cherry, Bekaert & Holland, L.L.P. to audit our consolidated financial statements for the fiscal year ending December 31, 2010, and recommends that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Cherry, Bekaert & Holland, L.L.P. will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the retention of
Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for the fiscal year ended December 31, 2010.

The following table shows the fees paid or accrued by Golf Trust for the audit and other services provided by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2009 and 2008. These fees do not include audit fees paid or accrued by Pernix.

	2009	2008
Audit Fees(1)	$45,993	$93,973
Audit-Related Fees(2)	34,949	10,000
Tax Fees(3)	19,750	40,505
All Other Fees	—	—
Total	$100,692	$144,478

———————

(1)

“Audit Fees” represent fees for professional services rendered by Cherry, Bekaert & Holland, L.L.P for fiscal years 2009 and 2008 for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K for those respective fiscal years, the review of financial statements included in our Quarterly Reports on Form 10-Q for those respective years and any services normally provided by these firms in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” represent fees for assurance and related services by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2009 and 2008 that are reasonably related to the performance of the audit or review of our consolidated financial statements for those respective fiscal years and are not reported under “Audit Fees.” These fees consisted primarily of accounting consultations relating to the preparation and filing of our definitive proxy statement for the Merger.

(3)

“Tax Fees” represent fees for professional services rendered by Cherry, Bekaert & Holland, L.L.P. for fiscal years 2009 and 2008 for tax compliance, tax advice and tax planning.

———————

Our Audit Committee is required to pre-approve the audit and non-audit services performed for us by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Prior to the beginning of our fiscal year, our Audit Committee typically pre-approves certain general audit and non-audit services up to specified cost levels. Any audit or non-audit services that are not generally pre-approved in this manner require specific pre-approval by our Audit Committee. While our Audit Committee may delegate pre-approval authority to one or more of its members, the member or members to whom such authority is delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management.

All of the services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” in the table above were approved by the Audit Committee as required by the SEC (in Rule 2-01 of Regulation S-X, paragraph c(7)(i)(C)).

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the SEC. Directors and officers and stockholders owning more than ten percent of our common stock are required by the SEC to furnish us with copies of all reports filed pursuant to Section 16(a).

Based on our review of Section 16(a) reports filed by or on behalf of our directors, officers, and stockholders owning greater than ten percent of our common stock, it has come to our attention that, in prior years, reports covering grants of stock options to certain of those individuals were not timely filed due to a misunderstanding of the reporting requirements under which reports were filed upon the vesting of stock options rather than upon the grants of those options. Correcting reports were filed promptly after it was discovered that the stock options previously had been incorrectly reported. Reports covering the following individuals were not timely: Mr. Couchman – two late reports covering two grants; Mr. Loeb – two late reports covering two grants; Mr. Gottlieb – two late report covering two grants; Mr. Pearce – two late reports covering two grants; Ms. Clifford – two late reports covering two grants.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Approval Policy (referred to as the “Related Person Policy”) that is administered by the Audit Committee of the Board of Directors. The Related Person Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” as defined by the SEC (Item 404 of Regulation S-K) has a direct or indirect material interest.

Under the Related Person Policy, the facts and circumstances of the proposed transaction will be provided to senior management, which will determine whether the proposed transaction is a related person transaction that requires further review. Transactions that fall within the definition will be submitted to the Audit Committee for approval, ratification or other action at the next Audit Committee meeting or, in those instances in which senior management determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chairman of the Audit Committee. The Audit Committee or the Chairman, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

In addition, senior management will review quarterly reports of amounts paid or payable to, or received or receivable from, any related person and determine if there are any related person transactions that were not previously approved or ratified under the Related Person Policy. The Audit Committee will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action. The Audit Committee will request that senior management evaluate the Company’s controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

Macoven Pharmaceuticals, LLC (“Macoven”) was organized in 2008 as a wholly-owned subsidiary of Pernix for the purpose of launching generic drugs, including authorized generic equivalents of Pernix’s branded products. In January 2009, Pernix transferred a 40% interest in Macoven to Michael Venters, Executive Vice President of Operations of Pernix. On July 13, 2009, Pernix distributed its remaining 60% interest in Macoven to a limited liability company owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix). Macoven is currently owned 60% by the stockholders of Pernix (in proportion to their ownership of Pernix), 20% by Michael Venters and 20% by an officer of Macoven.

On July 27, 2009, Pernix and Macoven entered into an agreement whereby Pernix granted Macoven a non-exclusive license to develop, market and sell generic products based on Pernix branded products. The initial term of the agreement is 18 months, and is automatically renewable for successive twelve month terms unless otherwise terminated by either party. Pursuant to the terms of the agreement, Pernix paid Macoven a one-time development fee of $1,500,000. Pernix has the exclusive rights to 100% of the net proceeds from sales of generic equivalents of Pernix products. Additionally, Pernix is entitled to 10% of the net proceeds from sales of generics that are not based on Pernix products to the extent Pernix is retained by Macoven to distribute and/or market any such products. As of March 31, 2010, Macoven had launched three Pernix-based generic products, Pyril DM, Pyril D, and TRIP-PSE. Collaboration revenue from the sale of these products for the three months ended March 31, 2010 and the year ended December 31, 2010 was $111,000 and $254,000, respectively.

In July 2009, Pernix distributed all of its real property, consisting of two warehouse facilities in Louisiana and Texas, to its stockholders. At the time of the distribution, the aggregate estimated value of the two properties was $1,310,000. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of June 2, 2010, Pernix paid rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively. We believe these amounts approximate market rates.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: June 11, 2010

Appendix

Pernix Therapeutics Holdings, Inc.
2010 Employee Stock Purchase Plan

Pernix Therapeutics Holdings, Inc., a Maryland corporation (“Pernix” and, together with its Subsidiaries, the “Company”), hereby adopts this 2010 Employee Stock Purchase Plan (the “Plan”). This Plan will become effective on the date it is approved by the stockholders of Pernix. The Appendix, which is incorporated herein by reference, defines the terms used in this Plan.

1.

Purpose and Intent.

1.1

Purpose. The purpose of the Plan is to provide employees with an opportunity to acquire a proprietary interest in the Company by purchasing Shares on favorable terms through voluntary, systematic payroll deductions. The Plan is intended to encourage employees to work in the best interests of Pernix stockholders, to support recruitment and retention of qualified employees, and to provide employees with an advantageous means of accumulating a long-term investment in the Company.

1.2

Section 423 Plan. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” pursuant to Section 423 of the Code. The provisions of this Plan will be construed to permit participation only in a manner consistent with Section 423.

2.

Administration.

2.1

General. The Plan will generally be administered by the Board. Subject to the express provisions of the Plan, the Board has discretion to interpret the Plan and to make all other policy decisions relating to the operations of the Plan. The Board may adopt any rules, regulations, guidelines, and forms relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan.

2.2

Delegation. The Board may from time to time delegate any of its authority under the Plan to its Compensation Committee or a subcommittee thereof. Further, to the extent not prohibited by Applicable Laws, the Board or the Compensation Committee (if so delegated by the Board) may delegate administrative authority, except its authority under Sections 9 and 10, to one or more other Administrators. Any delegation under this Section 2.2 will be subject to any restrictions and limits specified by the Board or the Compensation Committee, as applicable. The Board and Compensation Committee, if applicable, retain at all times the right to amend, rescind, or terminate any authority they have delegated.

2.3

Finality of Determinations. The Board’s decisions in matter relating to the Plan are final, conclusive, and binding on the Company, Eligible Employees, Participants, and all other Persons.

3.

Establishment of Offering Periods. The Plan will be implemented by a series of offerings (each, an “Offering”). Each Offering will last for a six-month period beginning on May 1 and November 1 of each year (each, an “Offering Period”). Notwithstanding the foregoing but subject to Section 423 of the Code, the Administrator may establish (a) a different term for the initial Offering or for one or more future Offerings and (b) different Offering Dates and Closing Dates for such Offerings; provided, however, that no single Offering may exceed 27 months. Each Offering is intended to qualify as an “offering” under Section 423 of the Code, and each such Offering applicable to Pernix and its Subsidiaries will be deemed separate offerings under Section 423 of the Code.

4.

Shares Reserved for the Plan.

4.1

Total Shares Issuable under the Plan. Subject to adjustment as provided in Section 9.1, no more than 1,000,000 Shares will be available for purchase under the Plan. Shares purchased under the Plan may be either authorized but unissued Shares or Shares acquired by the Company as treasury shares.

4.2

Return of Shares to the Plan. In the event that any Option granted under Section 7.1 expires or is terminated, surrendered, or cancelled without being exercised, in whole or in part, for any reason, the Shares subject to that Option will again be available for grant under the Plan.

4.3

Share Limitations.

(a)

In an Offering Period. The maximum number of Shares that may be purchased in a single Offering is 50,000. If the Administrator determines that, on a given Closing Date, the number of Shares to be purchased by Participants exceeds this maximum number, or if there are insufficient Shares remaining available for purchase under Section 4.1, then the Administrator will make a pro-rata allocation of this maximum number in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. In such event, the Administrator will provide written notice to each affected Participant of the reduction in the number of Shares to be purchased under his or her Option.

(b)

For Individual Participants. The maximum Shares that a Participant may purchase in a single offering under the Plan is 10,000. Further, notwithstanding any other provision of the Plan, no Participant will be granted an Option to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the Fair Market Value of the Shares on the relevant Offering Date) for each calendar year in which such Option is outstanding at any time.

4.4

Compliance with Applicable Laws. If the Administrator determines that (a) some or all of the Shares to be purchased by Participants on the Closing Date would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, (b) the Shares would not be issued pursuant to an effective Form S-8 registration statement, or (c) the issuance of some of all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws; then the Administrator may, without Participant consent, terminate any outstanding Offering Period and the related Options and refund in cash all affected Participants’ accumulated Deposit Account balances for such Offering as soon as practicable.

5.

Eligibility.

5.1

General Rule. Any Eligible Employee may elect to become a Participant effective with the first Offering beginning at least six months following his or her first date of employment.

5.2

Exception – Five Percent Owner Limitation. Notwithstanding any provision of the Plan, no Participant will be granted an Option to purchase Shares under this Plan if that Participant (or any other Person whose stock would be attributed to him or her pursuant to Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase Shares possessing 5% or more of the total combined voting power or value of all classes of equity ownership of Pernix or any of Pernix’s Subsidiaries.

5.3

Imposition of Other Limitations. The Administrator may determine, as to any Offering, that an Option will not be granted to highly-compensated employees within the meaning of Section 414(q) of the Code.

6.

Enrollment and Participation.

6.1

How and When to Enroll. An Eligible Employee may elect to become a Participant by completing and submitting all required Enrollment Documents to the Administrator, in either handwritten form or through an electronic or other enrollment process as permitted by the Administrator. An Eligible Employee must submit the Enrollment Documents to the Administrator at least 15 days in advance of an Offering Date in order to participate in that Offering.

6.2

Payroll Deductions.

(a)

Initial Election. Each Participant’s Enrollment Documents will include a payroll deduction authorization on which he or she elects to deduct a percentage of his or her Compensation on each payday during the Offering Period. The percentage deduction must be a whole number between 1% and 10%, subject to the annual individual dollar amount limitation of Section 4.3(b). Payroll deductions will commence on the first day of the payroll period following the Offering Date and will continue through the last day of the payroll period within the Offering.

(b)

Limited Ability to Increase, Decrease, or Discontinue Participation. A Participant may discontinue participation in the Plan as provided in Section 8, but in no event may a Participant alter the amount of his or her election for an Offering after the Offering Date. The Participant may increase or decrease his or her percentage participation for an Offering only by submitting revised Enrollment Documents to the Administrator at least 15 days in advance of the applicable Offering Date.

(c)

Company’s Ability to Adjust. Notwithstanding the other provisions of this Plan, the Company may adjust a Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Sections 4 and 5. Payroll deductions will recommence and be made in accordance with a Participant’s most recently submitted Enrollment Documents starting with the first Offering Period that begins in the next calendar year (or such other time as is determined by the Administrator) unless (i) the Participant has elected to withdraw from the Plan in accordance with Section 8.1, (ii) the Participant’s employment terminates as contemplated under Section 8.2, or (iii) the Participant is otherwise ineligible to participate in the next Offering.

6.3

Automatic Re-enrollment. Following the end of an Offering Period, each Participant shall be automatically re-enrolled in the next Offering at the applicable rate of payroll deductions in effect on the Closing Date of the prior Offering, unless (a) the Participant has elected to withdraw from the Plan in accordance with Section 8.1, (b) the Participant’s employment terminates as contemplated under Section 8.2, or (c) the Participant is otherwise ineligible to participate in the next Offering. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit new Enrollment Documents at any time.

7.

Grant and Exercise of Options.

7.1

Grant of Option. On each Offering Date, each Participant will automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with the payroll deductions credited to his or her Deposit Account during the applicable Offering Period.

7.2

Options Not Transferable. A Participant’s Options under this Plan may not be sold, pledged, assigned, or transferred in any manner and may only be exercised during the Participant’s lifetime by the Participant. If a Participant sells, pledges, assigns, or transfers his or her Options in violation of this Section 7.2, the Options will immediately terminate, and the Participant will receive a refund of the accumulated balance of his or her Deposit Account as soon as practicable.

7.3

Deposit Account.

(a)

All payroll deductions for a Participant will be credited to his or her Deposit Account for bookkeeping purposes only. All payroll deductions will be deposited with the general funds of the Company and may be used by the Company for any corporate purpose.

(b)

No interest will accrue or be paid to a Participant or his or her Deposit Account under the Plan. The balance credited to a Participant’s Deposit Account will be used to purchase Shares pursuant to Section 7.5 and, except as expressly provided elsewhere in the Plan, no portion of a Participant’s Deposit Account will be refunded to him or her. A Participant may not make any additional payments into his or her Deposit Account.

7.4

Conditions to Exercise and Issuance of Shares. Shares may not be issued or sold under the Plan unless the issuance or sale complies with all Applicable Laws. As a condition to the exercise of an Option, the Company may require the Participant to (i) represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and (ii) to make such other representations as may be required, in the opinion of counsel for the Company, to effect compliance with all Applicable Laws.

7.5

Purchase of Shares.

(a)

Automatic Exercise. Unless a Participant timely withdraws from the Plan as provided in Section 8, his or her Option will be deemed to be exercised automatically on the Closing Date of an Offering. On the Closing Date, each Participant will automatically acquire, pursuant to the exercise of his or her Option, a whole number of Shares calculated by dividing the balance of the Participant’s Deposit Account by the Purchase Price per Share, subject to the limitations in Sections 4 and 5. No fractional Shares will be purchased.

(b)

Deposit Account Balance. Any payroll deductions accumulated in a Participant’s Deposit Account that are insufficient to purchase a full Share will be retained in his or her Deposit Account for the next Offering Period, subject to earlier withdrawal by the Participant as provided under Section 8. Any other payroll deductions remaining in the Deposit Account on Closing Date will be refunded to the Participant.

(c)

Expiration. If unexercised, the Option will expire on the Closing Date of that Offering.

7.6

Delivery and Holding of Shares.

(a)

Book Entry Stock Account. When Shares are purchased under the Plan, the Company will establish a book entry stock account in the Participant’s name. Each Participant will be the beneficial owner of the Shares purchased under the Plan and will have all rights of beneficial ownership of such Shares. The Company or its nominee will retain custody of the Shares purchased under the Plan until specifically requested by a Participant to be sold, transferred, or delivered.

(b)

Company-Designated Broker. The Administrator may designate or approve a Broker to hold Shares purchased under the Plan for the accounts of Participants. If the Administrator does designate a Broker, promptly following each Closing Date, the number of Shares purchased by each Participant shall be deposited into an account established in the Participant’s name with the Broker.

(c)

Transfer of Shares. A Participant may move Shares he or she has purchased under the Plan to a brokerage account of his or her choosing at any time.

(d)

Disqualifying Dispositions. If the Participant sells, transfers, or otherwise disposes of Shares purchased under the Plan prior to the later of (i) two years following the applicable Offering Date and (ii) one year from the date such Shares were purchased (the “Restricted Period”), such sale, transfer, or other disposition of the purchased shares may be a disqualifying disposition pursuant to the Section 423 of the Code, in which case the Participant may be subject to various tax consequences, including, without limitation, income and capital gains tax, and may be required to satisfy the employment and income tax withholding requirements applicable to such income.

(e)

Notice. By electing to participate in the Plan, each Participant agrees to promptly give the Company notice of any Shares sold, transferred or otherwise disposed of during the Restricted Period, showing (i) the number of such Shares sold, transferred or disposed of and (ii) the Offering Date and Closing Date for such Shares. This notice is not required if and so long as a Participant’s Shares are held in book entry form or with the Company’s designated Broker, as contemplated in Sections 7.6(a) and (b), respectively.

7.7

Withholding Obligations. At the time the Option is exercised, or at the time a Participant disposes of some or all of the Shares acquired under an Option, he or she must make adequate provisions for local, state, and federal withholding obligations of the Company, if any, that arise in connection with the exercise or disposition. The Company may withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

8.

Plan Withdrawal and Termination of Employment.

8.1

Plan Withdrawal Procedures for Employees. An Eligible Employee may withdraw from any Offering after the applicable Offering Date, in whole but not in part, by submitting the prescribed withdrawal notice to the Administrator at least 15 days prior to the Closing Date of that Offering. If a Participant withdraws from an Offering, the Participant’s Option for such Offering will automatically be terminated, and the Company will refund in cash the Participant’s entire accumulated Deposit Account balance as soon as practicable thereafter. A Participant’s withdrawal from a particular Offering is irrevocable and will be treated as a withdrawal from the Plan. If a Participant wishes to participate in a subsequent Offering, he or she must re-enroll in the Plan by timely submitting new Enrollment Documents in accordance with Section 6.1.

8.2

Termination of Employment – Deemed Cancellations.

(a)

Termination of Employment. In the event of a Participant’s termination of employment, any outstanding Option held by the Participant will immediately terminate, the Participant will be withdrawn from the Plan, and the Participant will receive a refund of the accumulated balance of his or her Deposit Account.

(b)

Death of Participant. If a Participant dies, any outstanding Option held by the Participant will immediately terminate and the Participant will be withdrawn from the Plan. As soon as administratively practicable after the Participant’s death, the accumulated balance of his or her Deposit Account will be remitted to the beneficiary designated by the Participant, provided a beneficiary designation has been filed with the Administrator prior to the Participant’s death. If the beneficiary is no longer living at the time of the Participant’s death, or if the Participant did not submit a beneficiary designation to the Administrator prior to his or her death, then the balance will be remitted to the executor, administrator, or other legal representative of the Participant’s estate.

9.

Adjustments for Extraordinary Events.

9.1

Adjustments to Shares.

(a)

Subject to Section 9.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any recapitalization, reclassification, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Board shall equitably and proportionately adjust (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific Share limits, maximums, and numbers of Shares set forth elsewhere in the Plan); (ii) the number, amount, and type of Shares (or other securities or property) subject to any outstanding Options; (iii) the Purchase Price per Share of any outstanding Options; and/or (iv) the securities, cash, or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Options.

(b)

It is intended that, if possible, any adjustments contemplated by Section 9.1(a) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Sections 409A and 424 of the Code), and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(c)

Without limiting the generality of Section 2, any good faith determination by the Board as to whether an adjustment is required in the circumstances pursuant to this Section 9.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all Persons.

9.2

Merger or Liquidation. In the event Pernix or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of Pernix by means of a sale, merger, or reorganization in which Pernix will not be the surviving corporation (other than a reorganization effected primarily to change the state in which Pernix is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of Pernix or their relative stock holdings, regardless of whether Pernix is the surviving corporation) or in the event the Company is liquidated, then all outstanding Options under the Plan will automatically be exercised immediately prior to the consummation of such sale, merger, reorganization, or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Deposit Account to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price per Share, subject to the limitations of Sections 4 and 5.

9.3

Acquisitions and Dispositions. The Board may, in its sole and absolute discretion and in accordance with principles under Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business by merger, reorganization, or purchase of assets and, notwithstanding Section 8.2(a), may provide for special Closing Dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Subsidiary of Pernix or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto will, notwithstanding anything stated herein, be subject to such terms and conditions as the Board considers appropriate in the circumstances.

10.

Amendment, Suspension, and Termination of the Plan.

10.1

Amendment. The Board may from time to time amend the Plan in any manner it deems necessary or advisable; provided, however, that no such amendment will be made without stockholder approval if such approval is required by Section 423 of the Code or other Applicable Laws.

10.2

Term, Suspension and Termination. The Plan will continue in effect for ten years after the date of its approval by Pernix’s stockholders. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or following termination of the Plan, no additional Options will be granted.

10.3

Effect of Suspension or Termination. Upon the suspension or termination of the Plan without an established future Closing Date, any accumulated balance in a Participant’s Deposit Account will be refunded to him or her as soon as practicable.

11.

Limitation of Rights.

11.1

Rights as a Stockholder. A Participant is not a stockholder with respect to the Shares subject to his or her Option until those Shares are purchased and transferred into his or her name on the Company’s books and records as described in Section 7.5.

11.2

No Rights as an Employee. Nothing in the Plan will be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or to affect the right of the Company to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause. Neither an Option nor any benefit arising under this Plan shall constitute an employment contract with the Company or any of its affiliates.

Appendix

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

“Administrator” means the Board or any other Person exercising authority over the Plan, provided such authority was validly delegated to such Person under Section 2.2.

“Applicable Laws” means all applicable laws, rules, regulations, and requirements including, but limited to, Maryland state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules, regulations, and requirements of any other jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations, and requirements may be in effect from time to time.

“Board” means the Board of Directors of Pernix.

“Broker” means a stock brokerage or other financial services firm selected by the Company to hold Shares purchased under the Plan in the name of each Participant.

“Closing Date” means the last business day of each Offering Period as designated by the Administrator.

“Code” means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute. References to particular sections of the Code include any Treasury rules, regulations or guidance interpreting that section, as each may be amended and in effect.

“Common Stock” means the common stock of Pernix, $0.01 par value per share.

“Company” has the meaning provided in the Preamble.

“Compensation” means the Participant’s earnings per pay period paid through a Company payroll system for personal services actually rendered in the course of the Participant’s employment. “Compensation” is limited to the amount received by the Participant during the period he or she participates in the Plan and includes salary, wages, other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company (including any 401(k) plan, Section 125 plan, or other deferred compensation plan), overtime pay, commissions, draws against commissions, shift premiums, sick pay, vacation pay, holiday pay, except to the extent that the exclusion of any of these items is specifically directed by the Administrator for all employees eligible to participate in the Plan. “Compensation” does not include any non-cash remuneration (such as restricted stock and stock option exercises), fringe benefits (including car allowances and relocation payments), employee discounts, expense reimbursements or allowances, long-term disability payments, worker’s compensation payments, welfare benefits, and any contribution that the Company makes to any benefit plan (including any 401(k) or any other welfare or retirement plan).

“Deposit Account” means the bookkeeping account maintained by the Company for each Participant to which his or her payroll deductions are credited as provided in Section 7.3.

“Eligible Employee” means a person who is employed for tax purposes by Pernix (or, if designated by the Board, by a Subsidiary of Pernix) on a regular, full-time basis. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. If the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

“Enrollment Documents” mean all documents the Administrator requires in order to enroll an employee in the Plan, which may include (i) an enrollment form, (ii) payroll deduction authorization, (iii) beneficiary designation forms, and (iv) forms necessary to open an account with a Broker.

“Fair Market Value” is determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the specified date or, if no shares were traded on that date, the next prior date on which the Common Stock was traded; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the specified date or, if no shares were traded on that date, the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value as determined by the Board through the reasonable application of a reasonable valuation method and in accordance with Section 409A of the Code, including, but not limited to (a) an independent valuation no more than 12 months old at the specified date, (b) a fair market valuation formula also used for business transactions, or (c) a written report prepared by an experienced individual (who need not be independent) that takes into account all relevant factors, including control premiums or discounts for lack of marketability, all in compliance with the requirements of Section 409A of the Code.

“Offering Date” means the first business day of each Offering Period as designated by the Administrator.

“Offering” and “Offering Period” have the meaning provided in Section 3.

“Option” means the right granted to a given Participant to purchase Shares in an Offering under Section 7.1.

“Participant” means an Eligible Employee who has elected to participate in the Plan pursuant to Sections 5 and 6.

“Pernix” has the meaning provided in the Preamble.

“Person” means a natural person, company, limited partnership, general partnership, limited liability company or partnership, joint venture, association, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

“Plan” means this 2010 Employee Stock Purchase Plan as defined in the Preamble, as it may be amended from time to time according to its terms.

“Purchase Price” means 85% of the lower of (i) the Fair Market Value of a Share on the Offering Date or (ii) the Fair Market Value of a Share on the Closing Date.

“Share” means a share of Common Stock.

“Subsidiary” means, with respect to any Person, a corporation or other entity, domestic or foreign, of which that Person owns (directly or indirectly) within the meaning of Section 424(f) of the Code, 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

Proxy for the Annual Meeting of Stockholders to be held on July 22, 2010 THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS OF PERNIX THERAPEUTICS HOLDINGS, INC.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated June 11, 2010, and hereby appoints Cooper Collins and Tracy Clifford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2010 Annual Meeting of Stockholders of the Company, to be held on July 22, 2010 at 9:00 a.m., local time, at the Chicago Marriott Downtown Magnificent Mile, 540 North Michigan Avenue, Chicago, Illinois 60611, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PTX

ANNUAL MEETING OF THE STOCKHOLDERS OF PERNIX THERAPEUTICS HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL		FOR ALL EXCEPT
	ELECTION OF DIRECTORS		☐	☐
	01) Michael C. Pearce				(1)	☐
	02) Cooper C. Collins				(2)	☐	CONTROL ID:
	03) Anthem Blanchard				(3)	☐	REQUEST ID:
	04) Jan H. Loeb				(4)	☐
	05) James E. Smith, Jr.				(5)	☐

Proposal 2		à	FOR	AGAINST		ABSTAIN
	PROPOSAL TO APPROVE THE PERNIX THERAPEUTICS HOLDINGS, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN		☐	☐		☐

Proposal 2		à	FOR	AGAINST		ABSTAIN
	PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		☐	☐		☐

				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the approval of the Pernix Therapeutics Holdings, Inc. 2010 Employee Stock Purchase Plan; and FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2010; and as the Board of Directors may recommend on such other matters as may come before the meeting.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2010

				(Print Name of Stockholder and/or Joint Tenant)

				(Signature of Stockholder)

				(Second Signature if held jointly)